UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2024, the Board of Directors of Capital City Bank Group, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”). Among other things, the amendments:

•	address matters relating to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including (i) providing that shareowners delivering a notice of nomination certify to the Company in writing that they have complied with the requirements of the Universal Proxy Rules; (ii) providing the Company a remedy if a shareowner fails to satisfy such requirements; (iii) requiring a shareowner providing notice pursuant to the advance notice provisions of the Amended and Restated Bylaws to inform the Company if the shareowner no longer plans to solicit proxies in accordance with the Universal Proxy Rules; and (iv) requiring shareowners intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five (5) business days before the applicable meeting;

•	revise the procedures and disclosure requirements set forth in the advance notice provisions of the Bylaws, including (i) requiring additional information, representations and disclosures from proposing shareowners, proposed nominees and other persons related to a shareowner’s solicitation of proxies; and (ii) restricting the number of nominees a shareowner may nominate for election at a meeting to the number of directors to be elected at such meeting;

•	require that a shareowner soliciting proxies from other shareowners use a proxy card color other than white; and

•	incorporate technical and administrative updates as well as certain ministerial, clarifying, and conforming changes to provide clarification and consistency.

The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Capital City Bank Group, Inc., effective December 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	December 20, 2024	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Capital City Bank Group, Inc., effective December 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)